                               AMENDMENT NUMBER 1

                                       TO

                          REGISTRATION RIGHTS AGREEMENT

         This Amendment Number 1 (the "Agreement") to the Registration Rights Agreement dated as of October 27, 1999 (the "Registration Rights Agreement") is made and entered into as of October 3, 2001, by and among RITE AID CORPORATION, a Delaware Corporation (the "Company") and GREEN EQUITY INVESTORS III, L.P. ("GEI").

                               W I T N E S S E T H

         WHEREAS, pursuant to a Letter Agreement, dated as of October 18, 1999, GEI purchased 3,000,000 shares of the Company's Series A 8% Cumulative Convertible Pay-in-Kind Preferred Stock, par valve $1.00 per share (the "Series A Preferred Stock"); and

         WHEREAS, in connection with the purchase and sale of the Series A Preferred Stock, the Company and GEI entered into the Registration Rights Agreement; and

         WHEREAS, pursuant to the rights and terms of the Series A Preferred Stock, GEI converted its shares of Series A Preferred Stock into a like number of shares of the Company's 8% Series B Cumulative Convertible Pay-in-Kind Preferred Stock, par value $1.00 per share (the "Series B Preferred Stock"); and

         WHEREAS, the Company and GEI have entered into an exchange agreement dated the date hereof (the "Exchange Agreement") whereby GEI will exchange all of the shares of Series B Preferred Stock it owns for a like amount of a new 8% Series D Cumulative Convertible Pay-in-Kind Preferred Stock (the "Series D Preferred Stock"); and

         WHEREAS, the Company and GEI desire to amend the Registration Rights Agreement so that all references to the Series A Preferred Stock and Series B Preferred Stock shall be amended and replaced with Series D Preferred Stock;

         NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency which is hereby acknowledged and subject to the terms and conditions herein set forth, the parties do hereby agree as follows:

1. Deletion of "WHEREAS" Clauses. The two "WHEREAS" clauses on the first page of the Registration Rights Agreement are hereby deleted in their entirety.

2. Definition of Registrable Securities. The first paragraph of the definition of "Registrable Securities," Section 1.6 of the Registration Rights Agreement, is hereby deleted and replaced in its entirety as follows:

                  ""Registrable Securities" shall mean the Company's 8% Series D Cumulative Convertible Pay-in-Kind Preferred Stock (the "Series D Preferred Stock") issued upon exchange of the Company's 8% Series B Cumulative Convertible Pay-in-Kind Preferred Stock, and/or the Common Stock issued or issuable upon conversion of the Series D Preferred Stock."

3. Definition of Securities. The definition of Securities, Section 1.9 of the Registration Rights Agreement, is hereby deleted and replaced in its entirety as follows:

                  ""Securities" shall mean the Series D Preferred Stock or the Common Stock."

4. Article II and Article V. All references to "Preferred Stock" and "Series B Preferred Stock" in Article II and Article V of the Registration Rights Agreement are hereby deleted and replaced with "Series D Preferred Stock."

5.    Miscellaneous.

      a. Entire Agreement. This Agreement constitutes the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein. This Agreement amends the Registration Rights Agreement only as specifically set forth herein.

      b. Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

      c. Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York without giving effect to conflict of laws, rules or principles.

      d. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



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

      e. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

      f. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                                  *    *    *

                             Signature Page Follows




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


IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.


                                 RITE AID CORPORATION

                                   By: ______________________________________
                                       Name: Elliot S. Gerson
                                       Title: Senior Executive Vice President
                                              and General Counsel


                                 GREEN EQUITY INVESTORS III, L.P.

                                   By: Leonard Green & Partners, L.P.


                                   By: LGP Management, Inc.

                                   By: ____________________________
                                       Name
                                       Title:


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